CERTIFICATION PURSUANT TO
                      RULE 30a-2(b) UNDER THE 1940 ACT AND
                     SECTION 1350, CHAPTER 63 OF TITLE 18,
                               UNITED STATES CODE,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         The undersigned, the Principal Executive Officer of Schroder Series Trust (the "Trust"), with respect to the report on Form N-CSR of the Trust for the year ended October 31, 2004 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to Rule 30a-2(b) under the 1940 Act and 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the undersigned's knowledge:

         1. such report on Form N-CSR for the year ended October 31, 2004 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. the information contained in such report on Form N-CSR for the year ended October 31, 2004 fairly presents, in all material respects, the financial condition and results of operations of the Trust.


Dated: January 6, 2005

                                                     /s/Mark A. Hemenetz
                                                     ------------------------
                                                     Mark A. Hemenetz
                                                     Principal Executive Officer
                                                     Schroder Series Trust


A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, OR OTHER DOCUMENT AUTHENTICATING, ACKNOWLEDGING, OR OTHERWISE ADOPTING THE SIGNATURE THAT APPEARS IN TYPED FORM WITHIN THE ELECTRONIC VERSION OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, HAS BEEN PROVIDED TO SCHRODER SERIES TRUST AND WILL BE RETAINED BY SCHRODER SERIES TRUST AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.